Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 14 – INCOME TAXES

     The provision for income taxes is reconciled to the amount of income tax computed at the federal statutory rate on income (loss) before income taxes as follows:

	Year ended December 31,
	2011		2010		2009
Tax benefit at statutory rate	$(197,440)	(34)%	$(301,254)	(34)%	$(741,544)	(34)%
Increase (decrease) in taxes resulting from:
State income taxes, net of federal benefit	-	-	-	-	-	-
Tax-exempt investments	(78,400)	(14)	(77,747)	(9)	(78,845)	(5)
Increase in cash value of life insurance	(22,806)	(4)	(23,613)	(3)	(23,849)	(2)
Increase in valuation allowance	1,197,779	206	-	-	-	-
Other	9,308	2	14,341	1	24,501	2
Income tax expense (benefit)	$908,441	156%	$(388,273)	(45)%	$(819,737)	(39)%

The income tax effects of cumulative temporary differences at December 31, 2011 and 2010 are as follows:

	2011	2010
Deferred tax assets:
Allowance for loan losses	$398,065	$665,122
Unrealized net loss on securities available for sale	-	41,753
Stock based compensation	56,062	47,622
Other real estate owned	140,717	179,374
Net operating loss carryforward	624,792	-
Other	70,387	157,528
	1,290,023	1,091,399
Deferred tax liabilities:
Unrealized net gain on securities available for sale	248,468	-
Depreciation	76,261	95,659
Prepaid expenses	21,984	25,074
	346,713	120,733
Deferred tax asset, net	943,310	970,666
Valuation allowance	(1,191,779)	-
Net deferred tax asset (liability)	$(248,469)	$970,666

     Deferred tax assets represent the future tax benefit of deductible differences and, if it is more-likely-than-not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. During the year ended December 31, 2011 the company recorded a full valuation allowance against the Company's net deferred tax asset to reduce the total to an amount that management believes will ultimately be realized. Realization of deferred tax assets is dependent upon sufficient taxable income during the period that deductible temporary differences and carryforwards are expected to be available to reduce taxable income. Based on management's projections, the deferred tax assets are not more-likely-than-not to be recovered with projected taxable income from the three years through 2014.

     The following summary of the provision for income taxes includes tax deferrals that arise from temporary differences in the recognition of certain items of revenue and expense for tax and financial reporting purposes:

	Year ended December 31,
	2011	2010	2009
Income taxes currently payable (receivable)	$(1,000)	$(255,967)	$(781,874)
Deferred income tax benefit	909,441	(132,306)	(37,863)
Income tax benefit	$908,441	$(388,273)	$(819,737)

     The Company and its subsidiaries file a consolidated federal income tax return and consolidated or separate state income tax returns. With few exceptions the company is no longer subject to federal or state income tax examinations by tax authorities for years before 2008. The Company has net operating loss carryforwards for tax purposes of approximately $1.8 million with an expiration date in 2031. The Company has analyzed the tax positions taken or expected to be taken in its tax returns and concluded it has no liability related to uncertain tax positions.